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                                                                  EXHIBIT 10.41

                    SECOND AMENDMENT TO AND LIMITED WAIVER OF
                                CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AND LIMITED WAIVER OF CREDIT AGREEMENT (this "AMENDMENT"), dated effective as of November 1, 2000, is among PEREGRINE SYSTEMS, INC. ("BORROWER"), a Delaware corporation, each of the banks or other lending institutions which is a party hereto (individually, each a "LENDER", and collectively the "LENDERS") and BANK OF AMERICA, N.A., as administrative agent for itself and the other Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS:

     A. Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 30, 1999 (as amended, restated, or modified from time to time, the "CREDIT AGREEMENT").

     B. Borrower has advised the Administrative Agent that Borrower intends to issue certain convertible subordinated promissory notes (the "CONVERTIBLE SUBORDINATED NOTES"), each due in calendar year 2007, in the maximum aggregate principal amount of $400,000,000.

     C. In connection with the offering by Borrower of the Convertible Subordinated Notes, Borrower has requested that the Lenders amend the Credit Agreement and waive Borrower's non-compliance with SECTION 11.3 of the Credit Agreement in certain respects and the Lenders are willing to comply with such requests subject to the terms and provisions of this Amendment.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as modified hereby.

                                    ARTICLE 2

                                   AMENDMENTS

     Section 2.1 AMENDMENT TO DEFINITION OF CAPITAL STOCK. The definition of "Capital Stock" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by deleting the period at the end thereof and adding a clause at the end thereof to read in its entirety as follows:

     ;PROVIDED, that the term "CAPITAL STOCK" shall not include the Convertible Subordinated Notes.

     Section 2.2 AMENDMENT TO DEFINITION OF FUNDED DEBT. THe definition of "Funded Debt" set forth in SECTION 1.1 of the Credit Agreement is hereby amended by replacing the word "and" after clause (b) with a semicolon, deleting the period at the end of clause (c) and adding a clause at the end thereof to read in its entirety as follows:


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     and (d) only with respect to Borrower, Debt evidenced by the Convertible
     Subordinated Notes or any Junior Securities; PROVIDED, HOWEVER, all such Debt evidenced by the Convertible Subordinated Notes or any Junior Securities, other than interest payable therefor in the ordinary course, which will be or is scheduled to become due and payable within four Fiscal Quarters of the date of determination shall constitute Funded Debt.

     Section 2.3 ADDITION OF DEFINITIONS. SECTION 1.1 Of the Credit Agreement is hereby amended by adding thereto in proper alphabetical order definitions of "Convertible Subordinated Notes" and "Junior Securities," each to read in their entirety as follows:

          "CONVERTIBLE SUBORDINATED NOTES" means the convertible subordinated promissory notes issued by the Borrower, each due in calendar year 2007, in the maximum aggregate principal amount of $400,000,000, such promissory notes being in conformance, in all applicable material respects, with the terms set forth in the "Description of Notes" delivered to the Lenders for review on November 2, 2000.

          "JUNIOR SECURITIES" means (a) any Capital Stock of Borrower issued in exchange of or upon conversion of the Convertible Subordinated Notes or (b) any other Securities of Borrower issued in exchange of or upon conversion of the Convertible Subordinated Notes that are expressly subordinated to the Obligations on terms acceptable to the Lenders and in no case to a lesser extent than the Convertible Subordinated Notes are so subordinated. Without the express written consent of the Lenders, none of the terms of any Junior Security defined by the foregoing CLAUSE (b) may provide for a shorter maturity date, greater interest rate payable or greater outstanding principal amount due than such terms of the Convertible Subordinated Notes being exchanged or converted into such Junior Securities.

     Section 2.4 AMENDMENT TO SECTION 3.2. SECTION 3.2 of the Credit Agreement is hereby amended by replacing the table set forth therein to read in its entirety as follows:


-----------------------------------------------------------------------------------------------------------------------------------
Total Funded Debt to EDITDA Ratio                       BASE RATE               LIBOR RATE               COMMITMENT
        (Leverage Ratio)                                 MARGIN                  MARGIN                    FEE RATE
-----------------------------------------------------------------------------------------------------------------------------------
Greater than or equal to 1.25x                            1.00%                   2.25%                      0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Greater than or equal to 1.00x but less                   0.50%                   1.75%                      0.40%
than 1.25x

-----------------------------------------------------------------------------------------------------------------------------------
Greater than or equal to 0.50x but less                  0.125%                  1.375%                      0.30%
than 1.00x

-----------------------------------------------------------------------------------------------------------------------------------
Less than 0.50x                                            0%                    1.00%                       0.30%
-----------------------------------------------------------------------------------------------------------------------------------

     Section 2.5 AMENDMENT TO SECTION 4.4. SECTION 4.4(a)(iii) of the Credit Agreement is hereby amended by adding, immediately preceding the phrase ("DEBT OFFERING)" appearing in the fourth line thereof, a clause to read in its entirety as follows:

     "and except for the offering of the Convertible Subordinated Notes"

     Section 2.6 AMENDMENT TO SECTION 9.1. SECTION 9.1 of the Credit Agreement is hereby amended by deleting the word "and" after CLAUSE (h), replacing the period at the end of the CLAUSE (i) with a semicolon, adding the word "and" after CLAUSE (i), and adding a clause at the end thereof to read in its entirety as follows:


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          (j) CONVERTIBLE SUBORDINATED NOTES PAYMENTS. Promptly after receipt by
     Borrower of notice that any outstanding amount due under any Convertible Subordinated Note or Junior Security, other than interest payable therefor in the ordinary course, will become due and payable within four Fiscal Quarters of the date of such notice, a written notice thereof.

     Secction 2.7 AMENDMENT TO SECTION 10.1. SECTION 10.1 of the Credit Agreement is hereby amended by deleting the word "and" after CLAUSE (h), replacing the period at the end of CLAUSE (i) with a semicolon, adding the word "and" after CLAUSE (i), and adding a clause at the end thereof to read in its entirety as follows:

          (j) Debt evidenced by the Convertible Subordinated Notes or in respect of any Junior Securities.

     Section 2.8 AMENDMENT TO SECTION 10.4 SECTION 10.4 of the Credit Agreement is hereby amended by deleting the word "and" after CLAUSE (ii), replacing the period at the end of CLAUSE (iii) with a semicolon, adding the word "and" after CLAUSE (iii), and adding a clause at the end thereof to read in its entirety as follows:

          (iv) Borrower may (x) honor any conversion request by any holder of any Convertible Subordinated Note by issuing its common stock or any Junior Securities, (y) pay cash to any holder of any Convertible Subordinated Note upon conversion thereof in an amount representing the value of any fractional shares owing in connection with such conversion, or (z) exchange or redeem any Convertible Subordinated Note the consideration for which Borrower's common stock or Junior Securities.

     Section 2.9 AMENDMENT TO SECTION 11.1. SECTION 11.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 11.1 MAXIMUM LEVERAGE RATIO. As of the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2000, Borrower shall not permit its Leverage Ratio to exceed 1.25 to 1.0.

     Section 2.10 AMENDMENT TO SECTION 11.2. SECTTION 11.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     Section 11.2 MINIMUM EBITDA. As of the end of each Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2000, Borrower shall not permit its EBITDA to be less than (i) zero dollars (0$) for such Fiscal Quarter and (ii) $50,000,000 for the four Fiscal Quarter period then ended.

     Section 2.11 AMENDMENT TO SECTION 12.1. SECTION 12.1 of the Credit Agreement is hereby amended by adding a clause at the end thereof to read in its entirety as follows:

          (n) The occurrence of any "Event of Default" under any Convertible Subordinated Note or the indenture between Borrower and State Street Bank and Trust Company of California, National Association, as trustee, pursuant to which the Convertible Subordinated Notes are issued.


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                                    ARTICLE 3

                                 LIMITED WAIVER

     Section 3.1 WAIVER. Borrower's failure to comply with Section 11.3 of the Credit Agreement is hereby waived for the Fiscal Quarter ending September 30, 2000.

     Section 3.2 LIMITATION OF WAIVER. The waiver granted in SECTION 3.1 of this Amendment shall be limited strictly as written and shall not be deemed to constitute a waiver of, or any consent to noncompliance with, any term or provision of any Loan Document (including strict compliance with SECTION 11.3 at all times on or after September 30, 2000) except as expressly set forth herein. Further, the waiver granted in SECTION 3.1 of this Amendment shall not constitute a waiver of any other Default arising as a result of the violation of any other term or provision of any Loan Document, or a waiver of any rights or remedies arising as a result of any such other Defaults.

                                    ARTICLE 4

                                   CONDITIONS

     Section 4.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

          (a) The representations and warranties contained herein and in all other Loan Documents, as modified hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

          (b) After giving effect to ARTICLE 3 hereof, no Default or Event of Default shall have occurred and be continuing;

          (c) Borrower and the Lenders shall have delivered to the Administrative Agent an executed original copy of this Amendment;

          (d) Borrower shall have paid to the Administrative Agent and each Lender all fees, costs and expenses owed to and/or incurred by each of the Administrative Agent and each Lender arising in connection with this Amendment, including, without limitation, an amendment fee to each Lender in an amount equal to 20 basis points of the amount of each Lender's Commitments; and

          (e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Administrative Agent.

          Section 4.2 CONDITION SUBSEQUENT. Borrower shall, within 10 Business Days after the closing of this Amendment, pay to the Administrative Agent all of the reasonable fees, costs and expenses of the Administrative Agent's legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                    ARTICLE 5

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        Section 5.1 RATIFICAITONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, the Administrative Agent and the Lenders agree that the Credit Agreement as modified hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        Section 5.2 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower; (ii) the representations and warranties contained in the Credit Agreement, as modified hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); (iii) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (iv) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as modified hereby, and the other Loan Documents.

                                    ARTICLE 6

                                  MISCELLANEOUS

        Section 6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

        Section 6.2 REFERENCE TO CREDIT AGREEMENT. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

        Section 6.3 EXPENSES OF ADMINISTRATIVE AGENT. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

        Section 6.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.


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        Section 6.5 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

        Section 6.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

        Section 6.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

        Section 6.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any Loan Party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

        Section 6.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        Section 6.10  ENTIRE AGREEMENT.   THIS AMENDMENT AND ALL OTHER
INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION
WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.


                  [remainder of page intentionally left blank]


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


        IN WITNESS WHEREOF, the parties herto have executed and delivered this Amendment effective as of the date first written above.

                                        BORROWER:
                                        --------

                                        PEREGRINE SYSTEMS, INC.


                                        By:  /s/ Signature
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                             ---------------------------------

                                        LENDERS:
                                        -------

                                        BANK OF AMERICA, N.A.,
                                        as the Administrative Agent and as a
                                        Lender

                                        By:  /s/ Signature
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        FLEET NATIONAL BANK

                                        By:  /s/ Signature
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


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